UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 6, 2026

URBAN EDGE PROPERTIES
(Exact name of Registrant as specified in its charter)

Maryland	001-36523	47-6311266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 East 49th Street
New York	NY	10017
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code:	(212)	956-0082

Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Urban Edge Properties

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	UE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 6, 2026, Urban Edge Properties, a Maryland real estate investment trust (the "Company") held its 2026 Annual Meeting of Shareholders. As of March 9, 2026, the record date for shareholders entitled to vote at the Meeting, there were 125,972,783 common shares of beneficial interest, par value $0.01 per share (the “Shares”), outstanding and entitled to vote. Of the Shares entitled to vote at the Meeting, 119,585,141, or approximately 94.92%, of the Shares were present or represented by proxy. There were three matters presented and voted on. Set forth below is a brief description of each matter voted on and the voting results with respect to each such matter.
Proposal 1. Election of eight nominees to serve on the Board of Trustees of the Company until the Company’s annual meeting of shareholders in 2027 and until their successors are duly elected and qualify. In accordance with the voting results listed below, shareholders elected as trustees each of Jeffrey S. Olson, Mary L. Baglivo, Steven H. Grapstein, Norman K. Jenkins, Kevin P. O’Shea, Catherine D. Rice, Katherine M. Sandstrom and Douglas W. Sesler to serve until the 2027 annual meeting and until their successors are duly elected and qualify.

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey S. Olson	114,958,509	2,026,582	2,906	2,597,144
Mary L. Baglivo	115,755,072	1,212,092	20,833	2,597,144
Steven H. Grapstein	115,764,663	1,220,314	3,020	2,597,144
Norman K. Jenkins	108,860,911	8,124,058	3,028	2,597,144
Kevin P. O'Shea	116,592,655	392,473	2,869	2,597,144
Catherine D. Rice	116,321,787	625,390	40,820	2,597,144
Katherine M. Sandstrom	115,906,242	1,060,791	20,964	2,597,144
Douglas W. Sesler	116,960,956	4,025	23,016	2,597,144

Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. In accordance with the voting results listed below, shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2026.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	118,653,265	928,690	3,186	—

Proposal 3. Non-binding advisory resolution to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement, filed with the Securities and Exchange Commission on March 24, 2026 (the “Proxy Statement”). In accordance with the voting results listed below, shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	110,793,974	6,147,544	46,479	2,597,144

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Date: May 6, 2026	By:	/s/ Heather Ohlberg
Heather Ohlberg, Executive Vice President and General Counsel